Intellectual Property and Collaborative Agreements	12 Months Ended
Dec. 31, 2016
Goodwill and Intangible Assets Disclosure [Abstract]
Intellectual Property and Collaborative Agreements

Note 9 — Intellectual Property and Collaborative Agreements

In July 2010, Marina entered into an agreement pursuant to which Marina acquired intellectual property for Novosom’s SMARTICLES-based liposomal delivery system. In February 2016, Marina issued Novosom 0.21 million shares of common stock valued at $0.06 million.

In March 2016, Marina entered into a license agreement covering certain of Marina’s platforms for the delivery of an undisclosed genome editing technology. Under the terms of the agreement, Marina received an upfront license fee of $0.25 million and could receive up to $40 million in success-based milestones. In April 2016, Marina issued Novosom 0.47 million shares of common stock valued at $0.075 million for amounts due under this agreement.

In July 2016, Marina entered into a license agreement with an undisclosed licensee that grants such licensee rights to use Marina’s technology and intellectual property to develop and commercialize products combining certain molecules with Marina’s liposomal delivery technology known as NOV582. Under the terms of this agreement, the licensee agreed to pay to us an upfront license fee in the amount of $0.35 million (to be paid in installments through the end of 2017), along with milestone payments on a per-licensed-product basis and royalty payments in the low single digit percentages. As of September 30, 2016, Marina had received $0.05 million per the terms of this license agreement. In November 2016, we issued 0.12 million shares with a value of $0.015 million to Novosom as the equity component owed under Marina’s July 2016 license agreement.